UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2008, LeCroy Corporation announced that Mr. Carmine Napolitano, Vice President and General Manager – Protocol Solutions Group, is leaving the Company to pursue other interests. In connection with Mr. Napolitano’s departure from the Company, the Company will enter into a severance arrangement with Mr. Napolitano, in accordance with his Employment Agreement, dated as of September 1, 2004, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION,
a Delaware corporation

Date: November 21, 2008	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

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